--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
SEMI-ANNUAL REPORT
DECEMBER 31, 1998
--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                        VALUE
RATING*  (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------

               LONG-TERM INVESTMENTS--140.8%
               MORTGAGE PASS-THROUGHS--15.5%
    $  1,466   Federal Home Loan Mortgage Corp.,
                   6.50%, 04/01/28-09/01/28 ................      $  1,476,147
       5,940   Federal Housing Administration,
                 Massachusetts St. Housing
                 Finance Agency, Series A,
                   6.85%, 10/01/20 .........................         6,206,825
               Federal National Mortgage
                 Association,
     140,000       6.50%, (TBA) ............................       140,918,750
      13,947 ++    7.00%, 05/01/24-11/01/28 ................        14,226,433
                                                                  ------------
                                                                   162,828,155
                                                                  ------------
               MULTIPLE CLASS MORTGAGE
               PASS-THROUGHS--7.8%
AAA      291   Collateralized Mortgage
                 Securities Corp.,
                 Series F, Class F-4A,
                   11/01/15 ................................           303,696
               Federal Home Loan Mortgage
                 Corp., Multiclass
               Mortgage Participation
                  Certificates,
      12,107     Series G-30, Class G-30-J,
                   02/25/23 (I).............................         1,781,609
      10,034     Series G-32, Class G-32-PT,
                   02/25/19 (I).............................           986,323
      16,677     Series 1261, Class 1261-H,
                   08/15/19 ................................        16,711,324
       1,045     Series 1360, Class 1360-PT,
                   12/15/17 (ARM)...........................         1,046,097
         475     Series 1563, Class 1563-SB,
                    08/15/08 (ARM)..........................           474,973
       1,268     Series 1606, Class 1606-SB,
                    11/15/08 (ARM) .........................         1,307,123
         195     Series 1663, Class 1663-A,
                    07/15/23 (ARM) .........................           196,570
       4,579     Series 1671, Class 1671-KD,
                    02/15/24 (ARM) .........................         4,597,481
         657     Series 1686, Class 1686-PK,
                    04/15/23 ...............................           649,492
       5,071     Series 1970, Class 1970-PN,
                    06/15/15 (I) ...........................           193,969
               Federal National Mortgage
               Association, REMIC
               Pass-Through Certificates,
      15,000     Trust 1992-43,
                 Class 43-E, 04/25/22 ......................        15,581,700
       1,500     Trust 1993-G17, Class 17-SH,
                   04/25/23 (ARM) ..........................         1,401,810
         354     Trust 1993-117, Class 117-S,
                   07/25/08 (ARM) ..........................           341,810
       6,104     Trust 1993-141, Class 141-PW,
                   06/25/18 (I) ............................           429,230
       4,217     Trust 1993-178, Class 178-SC,
                   09/25/23 (ARM) ..........................         4,322,823
       3,216     Trust 1993-196, Class 196-SM,
                   10/25/08 (ARM) ..........................         2,991,629
       3,038     Trust 1993-214, Class 214-SO,
                   12/25/08 (ARM) ..........................         3,007,713
       6,777     Trust 1994-54, Class 54-B,
                   11/25/23 (P). . .........................         6,397,668
       9,351     Trust 1996-T6, Class T6-C,
                   02/26/01 . ..............................         9,368,060
       2,329     Trust 1996-T6, Class T6-D,
                   02/26/01 . ..............................         2,346,555
       3,838     Trust 1998-38, Class 38-S,
                   01/08/12 (P). . . .......................         4,064,205
      26,750     Trust 1998-48, Class 48-J,
                   11/25/27 (I) ............................         3,092,988
       5,859   Government National Mortgage
                Association, REMIC,
                 Trust 1994-1, Class 1-PL,
                   06/16/24 (I) . . ........................           978,957
                                                                  ------------
                                                                    82,573,805
                                                                  ------------
               COMMERCIAL MORTGAGE BACKED
               SECURITIES--12.9%
BBB   10,000   CBA Mortgage Corp.,
                 Series 1993-C1, Class D,
                 7.76%, 12/25/03 ...........................         9,900,000
AA+    3,444   Central Life Assurance Co.,
                 Series 1994-1, Class A2,
                 8.90%, 12/31/20 ...........................         3,531,020
AAA  125,391   Credit Suisse First Boston Mortgage,
                 Series 1997, Class C-1,
                 04/20/22 (I/O)#. ..........................        12,468,678
               DLJ Mortgage Acceptance Corp.,
                 Series 1998-3, Class 1A,
AAA   24,532      6.75%, 09/19/28 ..........................        24,605,264
AAA   24,723      6.50%, 09/19/28 ..........................        24,669,160
               Merrill Lynch Mortgage Investments Inc.,
AAA   38,322     Series 1996-2, Class 2C,
                  11/21/28 (I/O) ...........................         2,916,064
AAA   67,756     Series 1997-2, Class 2C,
                  12/10/29 (I/O) ...........................         4,959,806
AAA   48,442     Series 1998-2, Class 2C,
                  02/15/30 (I/O) ...........................         3,944,267

See Notes to Financial Statements.

-------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                        VALUE
RATING*  (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
               COMMERCIAL MORTGAGE BACKED
               SECURITIES--(CONT'D)
               Morgan Stanley Capital Inc.,
AAA $115,967     Series 1998, Class X,
                   02/15/18 (I/O). .........................      $  7,315,563
AAA  100,367     Series 1998, Class C,
                  04/15/23 (I/O) ...........................         4,524,418
AAA    5,200   PaineWebber Mortgage
                  Acceptance Corp.,
                 Series 1995-M1, Class A,
                  6.70%, 01/15/07# .........................         5,305,460
               Resolution Trust Corp.,
AA     8,050     Series 1994-C1, Class C,
                  8.00%, 06/25/26 ..........................         8,115,406
A      5,490     Series 1994-C2, Class D,
                  8.00%, 04/25/25 ..........................         5,503,375
AA     4,503   Salomon Brothers Mortgage
                 Acceptance Corp.,
                 Series 1997-TZH,
                 Class A1, 7.15%, 03/25/25# ................         4,659,717
AAA   12,800   Structured Asset Securities Corp.,
                 Series 1996-CFL, Class
                 B, 6.30%, 02/25/28 ........................        12,890,424
                                                                  ------------
                                                                   135,308,622
                                                                  ------------
               CORPORATE BONDS--28.6%
                 BANKING AND FINANCE--16.0%
BBB   10,000   AT&T Corporation,
                 5.74%, 06/30/01 ...........................         9,686,582
A3     1,300   Amsouth Bancorporation,
                 6.75%, 11/01/25 ...........................         1,340,056
A-     5,000   Aristar Inc.,
                 7.25%, 06/15/01 ...........................         5,174,100
               Associates Corp.,
AA-    5,000     6.68%, 07/25/00 ...........................         5,093,100
AA-    5,000     7.46%, 03/28/00 ...........................         5,117,450
BBB-   9,000   Capital One Bank Medium Term,
                 6.26%, 05/07/01 ...........................         8,986,666
A-    15,000   Donaldson, Lufkin & Jenrette,
                 5.625%, 02/15/16 ..........................        14,964,450
A+     6,750   Goldman Sachs Group LP,
                 6.20%, 12/15/00# ..........................         6,838,155
A3     5,000   Great Western Financial Corp.,
                 6.375%, 07/01/00 . ........................         5,053,500
               Lehman Brothers Inc.
A      8,000     6.75%, 09/24/01 . .........................         8,068,991
A     10,000     7.25%, 04/15/03 . .........................        10,236,462
A1     5,700   Meridian Bancorp Inc.,
                 6.625%, 06/15/00 ..........................         5,783,231
AA-   10,715   Merrill Lynch & Co. Inc.,
                 5.75%, 11/12/02 ...........................        10,677,704
Aa3    3,800   Morgan Stanley Inc.,
                 5.75%, 02/15/01 ...........................         3,825,194
Aa2   10,000   NationsBank Corp.,
                 7.00%, 09/15/01 ...........................        10,390,400
A+     5,000   Prudential Funding Corp.,
                 6.00%, 05/11/01# ..........................         5,059,769
Aa3   12,500   Salomon Inc.,
                 6.625%, 11/30/00 ..........................        12,742,000
               Salomon Smith Barney Holdings Inc.,
Aa3   13,000     5.875%, 02/01/01 ..........................        13,093,600
Aa3    3,600     7.00%, 05/15/00 ...........................         3,670,524
Aa3    1,925   Security Pacific Corp.,
                 11.00%, 03/01/01 ..........................         2,137,184
A-    15,000   Transamerica Finance Corp.,
                 6.75%, 06/01/00 ...........................        15,192,150
A2     5,000   Union Planters National Bank,
                 6.76%, 10/30/01 ...........................         5,150,125
                                                                  ------------
                                                                   168,281,393
                                                                  ------------

               INDUSTRIAL--3.9%
BBB    7,500   Erac Usa Finance Co.,
                 7.00%, 06/15/00# ..........................         7,533,618
A1    10,000   Ford Motor Credit Co.,
                 6.18%, 12/27/01 ...........................        10,204,300
BBB-   6,000   RJR Nabisco Brands Inc.,
                 8.00%, 07/15/01 ...........................         6,026,100
               Sears Roebuck & Co.,
A2     4,250     6.50%, 06/15/00 ...........................         4,315,153
A2     5,000     7.29%, 04/24/00 ...........................         5,105,598
Baa1   3,500   Tenneco Credit Corp.,
                 8.075%, 10/01/02 ..........................         3,649,415
BBB+   4,550   WMX Technologies Inc.,
                 7.125%, 06/15/01 ..........................         4,677,575
                                                                  ------------
                                                                    41,511,759
                                                                  ------------
               UTILITIES--1.4%
BBB    9,000   Pacificorp Holdings Inc.,
                 6.75%, 04/01/01# ..........................         9,179,550
BBB+   5,000   Potomac Capital Corp.,
                 6.73%, 08/09/99# ..........................         5,022,600
                                                                  ------------
                                                                    14,202,150
                                                                  ------------
               YANKEE--7.3%
               African Development Bank,
Aa1    5,000     7.75%, 12/15/01 ...........................         5,302,048
Aaa    3,350     8.625%, 05/01/01 ..........................         3,585,748
BBB-   3,000   Colombia (Republic of),
                 8.00%, 06/14/01 ...........................         2,865,000
BBB-  15,000   Empresa Electric Guacolda,
                 7.60%, 04/30/01# ..........................        14,379,954
A      4,000   Household Finance Corp.,
                 7.45%, 04/01/00 ...........................         4,079,960
A+    18,000   Quebec (Province of),
                 9.125%, 08/22/01 ..........................        19,425,600
BBB-  12,000   Transpatadora de Gas,
                 10.25%, 04/25/01 ..........................        12,240,000
N/R   15,000   US Remittance Master Trust,
                 7.57%, 01/01/01# ..........................        14,957,813
                                                                  ------------
                                                                    76,836,123
                                                                  ------------


See Notes to Financial Statements.

-------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                        VALUE
RATING*  (000)                  DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
               ASSET-BACKED SECURITIES--11.8%
N/R  $ 3,977@  Amresco Securitized Interest,
                 Series 1996-1, Class A,
                 8.10%, 04/26/26# ..........................       $ 3,855,071
AAA   22,687   Brazos Student Finance Corp.,
                 Series 1998-A, Class A,
                 06/01/06 ..................................        22,456,323
               Broad Index Secured Trust Offering,
Baa2  10,000     6.58%, 03/26/01# ..........................         9,889,518
Baa2  10,000     7.14%, 09/09/01 ...........................         9,885,000
AAA   13,266   Chase Manhattan Grantor Trust,
                 Series 1996-B, Class A,
                 6.61%, 09/15/06 ...........................        13,382,364
AAA   35,000@  Citibank Credit Card Trust,
                 Series 1996-1, Class A,
                 5.79%, 02/07/03 ...........................        31,281,250
N/R    6,028   Global Rated Eligible Asset,
                 Series 1998-1, Class A,
                 7.33%, 09/05/07#/## .......................         4,184,940
AAA    1,394   NationsBank Auto Grantor Trust,
                 Series 1995-A, Class A,
                 5.85%, 06/15/02 ...........................         1,396,626
A     10,000   Newcourt Equipment Trust,
                 Series 1998-1, Class B,
                 5.97%, 04/20/05 ...........................         9,934,375
AAA    5,750   Standard Credit Card Master Trust,
                 Series 1995-3, Class A,
                 7.85%, 02/07/02 ...........................         5,935,082
               Structured Mortgage Asset,
               Residential Trust, #/##
N/R   10,059     Series 1997-2,
                 8.24%, 03/15/06 ...........................         6,085,609
N/R   11,017     Series 1997-3,
                 8.57%, 04/15/06 ...........................         6,095,543
                                                                  ------------
                                                                   124,381,701
                                                                  ------------
               STRIPPED MORTGAGE-BACKED
               SECURITIES -- 3.9%
AAA    2,082   Bear Stearns Secured Investments,
                 12/01/18 (P/O) ............................         2,657,353
               Collateralized Mortgage Securities Corp.,
AAA    1,042     Series 1990-5, Class 5-L,
                 09/20/20 (I/O) ............................            31,603
AAA    2,691     Series 1991-9, Class M,
                 11/20/21 (I/O) ............................           411,730
               Federal Home Loan Mortgage Corp.,
      13,971     Series G-3, Class G-3-S,
                 04/25/19 (I/O) ............................           595,706
       4,565     Series 113, Class 113-M,
                  05/15/21 (I/O) ...........................         1,074,979
      10,774     Series 181, Class 181-F,
                 08/15/21 (I/O) ............................         1,469,118
         899     Series 1125, Class 1125-F,
                 08/15/21 (I/O) ............................           234,081
         572     Series 1338, Class 1338-Q,
                 08/15/07 (P/O) ............................           509,273
       4,700     Series 1360, Class 1360-PT,
                   12/15/17 (I/O) ..........................           304,521
       4,700     Series 1378, Class 1378-DA,
                    01/15/18 (I/O) .........................           605,651
       2,230     Series 1388, Class 1388-G,
                    05/15/06 (I/O) .........................           340,156
       2,668     Series 1404, Class 1404-E,
                    01/15/06 (I/O) .........................           248,687
      12,824     Series 1621, Class 1621-SJ,
                    10/15/20 (I/O) .........................           438,442
       5,868     Series 1662, Class 1662-PO,
                    01/15/09 (P/O) .........................         4,861,679
      30,859     Series 2056, Class 2056-IB,
                    04/15/21 (I/O) .........................         3,548,785
               Federal National Mortgage Association,
       2,090     Trust 5, Class 1,
                   09/25/07 (P/O) ..........................         1,802,022
       1,452     Trust 25, Class 2,
                   02/25/13 (I/O) ..........................           139,704
         945     Trust 60, Class 1,
                   01/01/19 (P/O) ..........................           793,916
       1,200     Trust 1990-76, Class 76-N,
                   07/25/20 (I/O) ..........................            30,568
       1,500     Trust 1990-106, Class 106-K,
                   09/25/20 (I/O) ..........................           240,094
         387     Trust 1991-G44, Class G44-H,
                   11/25/21 (P/O) ..........................           368,284
         660     Trust 1991-29, Class 29-J,
                   04/25/21 (I/O) ..........................           204,991
       1,900     Trust 1991-80, Class 80-Q,
                   07/25/21 (I/O) ..........................           570,300
       9,875     Trust 1992-G45, Class G45-2,
                   08/25/22 (I/O) ..........................         2,226,743
          29     Trust 1993-152, Class 152-D,
                   08/25/23 (P/O) ..........................            28,828
       1,162     Trust 1993-222, Class 222-B,
                   07/25/22 (P/O) ..........................         1,144,198
      16,999     Trust 1993-257, Class 257-A,
                   06/25/23 (P/O) ..........................        15,910,852
      37,338     Trust 1997-37, Class 37-SX,
                   08/18/18 (I/O) ..........................           374,067
       4,657   Merrill Lynch Trust,
                  Series 43, Class F,
                  08/27/15 (I/O) ...........................           461,050
                                                                   -----------
                                                                    41,627,381
                                                                   -----------
               U.S. GOVERNMENT AND
               AGENCY SECURITIES--35.3%
               U.S. Treasury Bonds,
      71,000     3.625%, 04/15/28 (CPI) ....................        69,826,604
      35,000+    6.125%, 11/15/27 ..........................        39,177,950
               U.S. Treasury Notes,
     150,000+    4.50%, 09/30/00 ...........................       149,671,500
      13,575+    6.125%, 08/15/07 ..........................        14,826,479
      30,000     6.50%, 10/15/06 ...........................        33,276,600

See Notes to Financial Statements.

-------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)                  DESCRIPTION                           (NOTE 1)
-------------------------------------------------------------------------------
               U.S. GOVERNMENT AND
               AGENCY SECURITIES--(CONT'D)
    $ 70,555   Government Trust Certificates,
                 Israel Trust, Zero Coupon,
                 11/15/00 ..................................      $  64,403,486
                                                                  -------------
                                                                    371,182,619
                                                                  -------------
               TAXABLE ZERO COUPON BONDS--11.3%
     133,000+  U.S. Treasury Receipt,
                 05/15/01 ..................................        119,371,490
                                                                  -------------
               TAXABLE MUNICIPAL BONDS--2.6%
AAA    1,000   Kern County California Pension
                 Obligation, 6.27%, 08/15/01 ...............          1,024,740
AAA    2,035   Long Beach California Pension
                 Obligation, 6.45%, 09/01/01 ...............          2,095,073
AAA    6,000   Los Angeles County
                 California Pension Obligation,
                 Series D, 6.38%, 06/30/01 .................          6,157,260
               New York City, G.O., Series 1,
A-     5,000     6.40%, 03/15/01 . .........................          5,091,200
A-     5,000     7.24%, 04/15/01 ...........................          5,183,100
Baa1   1,000   New York State Environmental
               Facility Auth.,Series A,
                 6.62%, 03/15/01 ...........................          1,023,760
Baa1   3,345   New York State Housing
               Finance Agency, Series B,
                 7.14%, 09/15/02 ...........................          3,513,153
Baa1   2,000   New York State Urban Development
                 Corp., Series B,
                 6.90%, 04/01/01 ...........................          2,060,060
AA     1,000   St. Joseph's Health System
                 California, Series A,
                 7.02%, 07/01/01 ...........................          1,037,910
                                                                  -------------
                                                                     27,186,256
                                                                  -------------
               STRIPPED MONEY MARKET
                 INSTRUMENTS--10.0%
AAA   65,000   Aim Prime Money Market Portfolio,
                 Zero Coupon, 01/02/01 .....................         59,414,030
A     50,000   Goldman Sachs Money Market,
                 Zero Coupon, 01/02/01 .....................         45,685,550
                                                                  -------------
                                                                    105,099,580
                                                                  -------------
      NOTIONAL
       AMOUNT
        (000)
       -------
                 CALL OPTIONS PURCHASED--1.1%
                 Interest Rate Swap,
      $200,000     5.60% over 3 month LIBOR,
                   expires 08/07/00 ........................          6,808,020
       103,000     5.85% over 3 month LIBOR,
                   expires 08/07/00 ........................          4,493,365
                                                                  -------------
                                                                     11,301,385
                                                                  -------------
                Total long-term investments
                  (cost $1,480,743,049) ....................      1,481,692,419
                                                                  -------------
               SHORT-TERM INVESTMENT--2.6%
               DISCOUNT NOTE--2.6%
        27,200   Federal Home Loan
                 Mortgage Corp., 4.68%,
                 01/04/99 (cost $27,199,796) ...............       $ 27,199,796
                                                                   ------------
               Total investments before
                 call option written and
                 investments sold short -- 143.4%
                 (cost $1,507,942,845) .....................      1,508,892,215
                CALL OPTION WRITTEN--(0.7%)
     $(320,000) Interest Rate Swap,
                 3 month LIBOR over 5.25%,
                 expires 08/10/99
                 (premium received $1,960,000) .............         (7,105,280)
                                                                   ------------
     PRINCIPAL
      AMOUNT
       (000)
      -------
               INVESTMENTS SOLD SHORT--(5.4%)
    $(10,000)    U.S. Treasury Bonds,
                 5.50%, 08/15/28 ...........................        (10,467,200)
               U.S. Treasury Notes,
     (19,800)    4.70%, 11/15/08 ...........................        (19,954,638)
     (25,000)    5.625%, 05/15/08 ..........................        (26,675,750)
                                                                   ------------
               Total investments sold short
                  (proceeds $57,055,239) ...................        (57,097,588)
                                                                   ------------
               Total investments net of
                   call option written and
                   investments sold short--137.3% ..........      1,444,689,347
               Liabilities in excess of other
                   assets -- (37.3%) .......................       (392,638,321)
                                                                  -------------
               NET ASSETS-- 100% ...........................     $1,052,051,026
                                                                 ==============
---------
*    Using the higher of Standard & Poor's or Moody's rating.
#    Security restricted as to resale
##   Illiquid securities representing 1.08% of portfolio assets.
+ Partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
++   Includes mortgage dollar roll of $12,240,000, see Note 4.
@ Partial principal amount pledged as collateral for financial futures transactions.

-------------------------------------------------------------------------------
    ARM    -- Adjustable Rate Mortgage.
    CMO    -- Collateralized Mortgage Obligation.
    CPI    -- Consumer Price Index.
    G.O.   -- General Obligation Bond.
    I      -- Denotes a CMOwith Interest only characteristics.
    I/O    -- Interest Only. LIBOR -- London InterBank Offer Rate.
    P      -- Denotes a CMO with  Principal  only  characteristics.
    P/O    -- Principal Only.
    REMIC  -- Real Estate Mortgage Investment Conduit.
    TBA    -- To Be Allocated.
-------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $1,507,942,845)
   (Note 1) ..............................................      $ 1,508,892,215
Cash .....................................................               15,812
Deposits with brokers as collateral for
   investments sold short (Note 1) .......................           57,334,250
Interest receivable ......................................           12,164,662
Unrealized appreciation on interest rate swaps
   (Notes 1 & 3) .........................................              887,854
Receivable for investments sold ..........................              203,256
                                                                ---------------
                                                                  1,579,498,049
                                                                ---------------
LIABILITIES
Reverse repurchase agreements (Note 4) ...................          262,093,500
Payable for investments purchased ........................          155,195,718
Investments sold short, at value
   (proceeds $57,055,239) (Note 1) .......................           57,097,588
Income distribution payable ..............................           31,000,000
Interest rate caps, at value
   (unamortized premium $1,035,412) (Note 1) .............            5,535,775
Call option written, at value
   (premium received $1,960,000) (Note 1) ................            7,105,280
Due to broker-variation margin ...........................              158,338
Due to Parent (Note 2) ...................................            9,260,824
                                                                ---------------
                                                                    527,447,023
                                                                ---------------

NET ASSETS ...............................................      $ 1,052,051,026
                                                                ===============

Net assets were comprised of:
   Common stock, at par (Note 5) .........................      $     1,420,106
   Paid-in capital in excess of par ......................        1,012,807,310
                                                                ---------------
                                                                  1,014,227,416
   Undistributed net investment income ...................           36,603,454
   Accumulated net realized gain .........................           11,781,583
   Net unrealized depreciation ...........................          (10,561,427)
                                                                ---------------
   Net assets, December 31, 1998 .........................      $ 1,052,051,026
                                                                ===============

Net asset value per share:
   ($1,052,051,026 / 142,010,583 shares of
   common stock issued and outstanding) ..................                $7.41
                                                                        =======


-------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
DECEMBER 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest (net of interest expense of
   $7,248,604)                                                     $ 32,587,301
                                                                   ------------

Expenses
   Investment advisory .......................................        2,178,916
   Administration ............................................          544,729
   Custodian .................................................          107,000
   Audit .....................................................           59,000
   Directors .................................................           37,000
   Legal .....................................................           31,500
   Miscellaneous .............................................           31,000
                                                                   ------------
     Total Expenses ..........................................        2,989,145
                                                                   ------------
Net investment income before excise tax ......................       29,598,156
   Excise tax ................................................        1,949,996
                                                                   ------------
Net investment income ........................................       27,648,160
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ................................................        9,593,654
  Short sales ................................................       (4,768,082)
   Options ...................................................          (90,792)
   Swaps .....................................................        2,740,107
  Futures ....................................................        5,719,359
                                                                   ------------
                                                                     13,194,246
                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
  Investments ................................................          297,867
  Options written ............................................       (6,337,816)
   Short sales ...............................................          (42,349)
   Swaps .....................................................        1,778,637
   Interest rate caps ........................................       (2,389,115)
   Futures ...................................................       (1,761,987)
                                                                   ------------
                                                                     (8,454,763)
                                                                   ------------

Net gain on investments ......................................        4,739,483
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...........................................     $ 32,387,643
                                                                   ============




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED
DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows used for operating activities:
   Interest received, net of interest purchased ..........      $    37,305,912
   Interest expense paid .................................           (7,248,604)
   Purchase of short-term portfolio
     investments net .....................................          (27,199,796)
   Purchase of long-term portfolio investments ...........       (1,494,029,110)
   Proceeds from disposition of long-term
     portfolio investments ...............................        1,280,550,724
                                                                ---------------
   Net cash flows used for operating activities ..........         (210,620,874)
                                                                ---------------
Cash flows provided by financing activities--
   Increase in reverse repurchase agreements .............          210,429,000
                                                                ---------------
Net decrease in cash .....................................             (191,874)
Cash at beginning of period ..............................              207,686
                                                                ---------------
Cash at end of period ....................................      $        15,812
                                                                ===============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting
from operations ..........................................      $    32,387,643
                                                                ---------------
Increase in investments ..................................         (387,216,674)
Net realized gain ........................................          (13,194,246)
Increase in unrealized depreciation ......................            8,454,763
Increase in interest receivable ..........................           (1,746,350)
Increase in deposits with brokers ........................          (55,969,250)
Increase in unrealized appreciation on
   interest rate swaps ...................................           (1,778,637)
Decrease in receivable for investments sold ..............            1,980,213
Increase in options written ..............................            4,196,559
Increase in payable for investments purchased ............          132,792,134
Increase in interest rate caps ...........................            2,389,115
Increase in broker-variation margin ......................            5,440,923
Increase in payable for investments sold short ...........           57,097,588
Increase in due to Parent ................................            4,545,345
                                                                ---------------
Total adjustments ........................................         (243,008,517)
                                                                ---------------
Net cash flows used for operating activities .............        $(210,620,874)
                                                                ===============



--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
STATEMENT OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                               OCTOBER 17, 1997
                                            FOR THE SIX         (COMMENCEMENT
                                            MONTHS ENDED       OF OPERATIONS) TO
                                          DECEMBER 31, 1998      JUNE 30, 1998
                                          -----------------    ----------------

INCREASE (DECREASE) IN
IN NET ASSETS
Operations:
   Net investment income .............     $    27,648,160      $    39,955,294
   Net realized gain (loss) ..........          13,194,246           (1,412,663)
   Net change in unrealized
      depreciation ...................          (8,454,763)          (2,106,664)
                                           ---------------      ---------------

   Net increase in net assets
      resulting from
      operations .....................          32,387,643           36,435,967

Dividends to Parent ..................         (31,000,000)                  --

Transfer of assets
  from BlackRock 2001
  Term Trust Inc. in
  exchange for
  shares issued ......................                  --        1,014,227,416
                                           ---------------      ---------------
Total increase .......................           1,387,643        1,050,663,383

NET ASSETS
Beginning of period ..................       1,050,663,383                  --
                                           ---------------      ---------------
End of period ........................      $1,052,051,026       $1,050,663,383
                                           ===============      ===============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                              SIX MONTHS      OCTOBER 17, 1997*
                                                                 ENDED             THROUGH
                                                            DECEMBER 31, 1998    JUNE 30, 1998
                                                            -----------------   --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $     7.40        $     7.14
                                                               ----------        ----------
   Net investment income (net of $0.05 and $0.12,
    respectively, of interest expense)                               0.20              0.28
   Net realized and unrealized gain (loss)                           0.03             (0.02)
                                                               ----------        ----------
Net increase from investment operations                              0.23              0.26
                                                               ----------        ----------
Dividends from net investment income                                (0.22)               --
                                                               ----------        ----------
Net asset value, end of period                                 $     7.41        $     7.40
                                                               ==========        ==========
TOTAL INVESTMENT RETURN+:                                            3.11%             3.64%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses**                                                 0.55%++           0.56%++
Net investment income                                                5.09%++           5.54%++

SUPPLEMENTAL DATA:
Average net assets (in thousands)                              $1,077,616        $1,024,887
Portfolio turnover                                                    100%              182%
Net assets, end of period (in thousands)                       $1,052,051        $1,050,663
Reverse repurchase agreements outstanding,
  end of period (in thousands)                                 $   262,094       $   51,665
Asset coverage+++                                              $     5,014       $   21,336

-------------
   * Commencement of operations.
  ** The ratios of operating expenses, including interest expense, to average net assets were 1.88%++ and 3.01%++, respectively, for the periods indicated above. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 2.24%++ and 3.10%++, respectively, for the periods indicated above.
   + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested. Total investment return for periods of less than one full year are not annualized.
  ++ Annualized.
 +++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements.





                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION &  ACCOUNTING POLICIES

BLK Subsidiary, Inc. (the "Trust") was incorporated under the laws of the state of Maryland on October 17, 1997, and is a diversified closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock 2001 Term Trust Inc. ("BLK"), incorporated under the laws of the State of Maryland and as such, a wholly-owned subsidiary of BLK. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities while providing cash flow definition to BLK. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securi-ties owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended December 31, 1998.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method. Expenses are recorded on the accrued basis which may require the use of certain estimates by management. TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount. INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess , if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS
The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

   The Trust reimburses the 2001 Term Trust for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of net assets which are held by the Trust relative to the net assets of the 2001 Term Trust.

NOTE 3. PORTFOLIO  SECURITIES
Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended December 31, 1998 aggregated $1,681,212,100 and $1,326,709,723, respectively.

   During the period ended June 30, 1998, the Trust received investments valued at $1,014,227,416 in exchange for common shares of the Trust.

   The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1998, the Trust held 1.08% of its portfolio assets in illiquid securities all of which were restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services,Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Securities, Inc.

   The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same as the basis for financial reporting and accordingly, net unrealized depreciation for federal income tax purposes was $10,561,427 (gross unrealized appreciation--$53,560,540; gross unrealized depreciation--$64,121,967).

   Details of open financial futures contracts at December 31, 1998 are as follows:

                                                VALUE AT      VALUE AT        UNREALIZED
 NUMBER OF                     EXPIRATION        TRADE      DECEMBER 31,     APPRECIATION
CONTRACTS            TYPE          DATE          DATE           1998        (DEPRECIATION)
----------          -----       ----------      -------     ------------    --------------
SHORT POSITION:
  (106)          5 Yr. T-Note    Mar. 1999    $(12,131,833)  $(12,014,438)  $   117,395
Long position
 1,280           30 Yr. T-Bond   Mar. 1999     166,388,054    163,560,000    (2,828,054)
                                                                            -----------
                                                                            $(2,710,659)
                                                                            ===========

   Details of open caps at December 31, 1998 are as follows:

NOTIONAL                                                       VALUE AT
 AMOUNT      FIXED       FLOATING    TERMINATION  UNAMORTIZED  DECEMBER 31,    UNREALIZED
  (000)      RATE           RATE        DATE         COST        1998         DEPRECIATION
 -------     -----     --------------  ---------  ----------- -----------    ------------
Purchased:
$120,000     6.00%     3 month LIBOR   02/19/02  $2,044,567  $   681,720      $(1,362,847)

  Sold:
(300,000)   3 Yr. CMT  3 month LIBOR0  8/08/01   (1,959,301)  (3,814,821)     (1,855,520)
(200,000)   3 Yr. CMT  3 month LIBOR0  8/12/01   (1,120,678)  (2,402,674)     (1,281,996)
                                                             -----------     -----------
                                                             $(5,535,775)    $(4,500,363)
                                                             ===========     ===========

     Details of open interest rate swaps at December 31, 1998 are as follows:

 NOTIONAL                          FIXED/                                         UNREALIZED
 AMOUNT                           FLOATING       FLOATING       TERMINATION      APPRECIATION
  (000)             TYPE            RATE           RATE             DATE        (DEPRECIATION)
 -------           -----           -----         -------         ----------     -------------
Purchased:
$509,250       Interest Rate       6.37%       2 Yr. Forward      07/27/00       $18,519,844
  85,000       Floating Rate    3 Mo.T-Bill    3 Mo.LIBOR         09/10/03          (408,000)
                +80.25 bps
  80,000       Floating Rate    3 Mo.T-Bill    3 Mo.LIBOR         09/10/03          (306,661)
                +81.75 bps
  50,000          Basis         3 Mo.T-Bill    3 Mo.LIBOR         09/18/03          (145,000)
  Sold:
(350,000)      INTEREST RATE       6.42%       3 YR. FORWARD      07/27/01       (16,772,329)
                                                                                 -----------
                                                                                 $   887,854
                                                                                 ===========

NOTE 4. BORROWINGS REVERSE REPURCHASE AGREEMENTS:
 The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended December 31, 1998, was approximately $285,774,013 at a weighted average interest rate of approximately 4.27%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months ended December 31, 1998, was $320,730,000 as of September 30, 1998, which was 18.08% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities.The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding during the six months ended December 31, 1998, was approximately $12,846,620. For the six months ended December 31, 1998, the maximum amount of dollar rolls outstanding at any month end was $14,590,875 as of the close of August 31, 1998, which was 0.97% of total assets.


NOTE 5. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. BLK owned all of the 142,010,583 shares outstanding at December 31, 1998.

                                    BlackRock
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.
   The accompanying financial statements as of December 31, 1998 were not audited and accordingly, no opinion is expressed on them.

                              BLK SUBSIDIARY, INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                                   32nd Floor
                           1285 Avenue of the Americas
                               New York, NY 10019

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